VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2008	2007	2008	2007

OPERATING REVENUES:
Gas utility	$430.3	$379.4	$1,432.7	$1,269.4
Electric utility	121.9	126.3	524.2	487.9
Nonutility revenues	155.1	139.1	527.8	524.6
Total operating revenues	707.3	644.8	2,484.7	2,281.9

OPERATING EXPENSES:
Cost of gas sold	297.1	255.2	983.1	847.2
Cost of fuel and purchased power	39.7	45.3	182.9	174.8
Cost of nonutility revenues	83.8	77.5	282.2	287.7
Other operating	137.9	122.5	506.3	456.9
Depreciation and amortization	49.8	45.1	192.3	184.8
Taxes other than income taxes	20.6	19.1	74.5	70.0
Total operating expenses	628.9	564.7	2,221.3	2,021.4

OPERATING INCOME	78.4	80.1	263.4	260.5

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	8.4	4.2	37.4	22.9
Other income/(expense)- net	(0.3)	13.7	2.1	36.8
Total other income	8.1	17.9	39.5	59.7

INTEREST EXPENSE	25.4	26.9	97.8	101.0

INCOME BEFORE INCOME TAXES	61.1	71.1	205.1	219.2

INCOME TAXES	24.0	31.1	76.1	76.0

MINORITY INTEREST	-	0.1	-	0.1

NET INCOME	$37.1	$39.9	$129.0	$143.1

AVERAGE COMMON SHARES OUTSTANDING	80.6	75.9	78.3	75.9
DILUTED COMMON SHARES OUTSTANDING	81.0	76.7	78.9	76.6

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.46	$0.53	$1.65	$1.89

DILUTED	$0.46	$0.52	$1.63	$1.87

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2008	2007	2008	2007

OPERATING REVENUES:
Gas utility	$430.3	$379.4	$1,432.7	$1,269.4
Electric utility	121.9	126.3	524.2	487.9
Other	-	0.4	1.8	1.7
Total operating revenues	552.2	506.1	1,958.7	1,759.0

OPERATING EXPENSES:
Cost of gas sold	297.1	255.2	983.1	847.2
Cost of fuel and purchased power	39.7	45.3	182.9	174.8
Other operating	82.6	67.7	300.3	266.1
Depreciation and amortization	42.3	39.0	165.5	158.4
Taxes other than income taxes	20.5	18.5	72.3	68.1
Total operating expenses	482.2	425.7	1,704.1	1,514.6

OPERATING INCOME	70.0	80.4	254.6	244.4

OTHER INCOME (EXPENSE) - NET	(0.9)	3.2	4.0	9.4

INTEREST EXPENSE	20.4	21.8	79.9	80.6

INCOME BEFORE INCOME TAXES	48.7	61.8	178.7	173.2

INCOME TAXES	18.0	24.9	67.6	66.7

NET INCOME	$30.7	$36.9	$111.1	$106.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	December 31,	December 31,
	2008	2007
ASSETS
Current Assets
Cash & cash equivalents	$93.2	$20.6
Accounts receivable - less reserves of $5.6 &
$3.7, respectively	226.7	189.4
Accrued unbilled revenues	197.0	168.2
Inventories	131.0	160.9
Recoverable fuel & natural gas costs	3.1	-
Prepayments & other current assets	124.6	160.5
Total current assets	775.6	699.6
Utility Plant
Original cost	4,335.3	4,062.9
Less: accumulated depreciation & amortization	1,615.0	1,523.2
Net utility plant	2,720.3	2,539.7
Investments in unconsolidated affiliates	179.1	208.8
Other utility and corporate investments	25.7	26.3
Other nonutility investments	45.9	50.7
Nonutility property - net	390.2	320.3
Goodwill - net	240.2	238.0
Regulatory assets	216.7	175.3
Other assets	39.2	37.7
TOTAL ASSETS	$4,632.9	$4,296.4
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$266.1	$187.4
Accounts payable to affiliated companies	75.2	83.7
Refundable fuel & natural gas costs	4.1	27.2
Accrued liabilities	175.0	171.8
Short-term borrowings	519.5	557.0
Current maturities of long-term debt	0.4	0.3
Long-term debt subject to tender	80.0	-
Total current liabilities	1,120.3	1,027.4
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,247.9	1,245.4
Deferred Income Taxes & Other Liabilities
Deferred income taxes	353.4	318.1
Regulatory liabilities	315.1	307.2
Deferred credits & other liabilities	244.2	164.2
Total deferred credits & other liabilities	912.7	789.5
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.0 and 76.3 shares, respectively	659.1	532.7
Retained earnings	712.8	688.5
Accumulated other comprehensive income/(loss)	(20.3)	12.5
Total common shareholders' equity	1,351.6	1,233.7
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,632.9	$4,296.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the twelve months ended
	December 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$129.0	$143.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	192.3	184.8
Deferred income taxes & investment tax credits	79.6	27.0
Equity in earnings of unconsolidated affiliates	(37.4)	(22.9)
Provision for uncollectible accounts	16.9	16.6
Expense portion of pension & postretirement periodic benefit cost	7.8	9.8
Other non-cash charges - net	25.4	4.8
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	(83.0)	(29.1)
Inventories	26.4	2.6
Recoverable/refundable fuel & natural gas costs	(26.2)	(6.3)
Prepayments & other current assets	9.8	(3.7)
Accounts payable, including to affiliated companies	65.7	4.9
Accrued liabilities	16.5	4.6
Unconsolidated affiliate dividends	15.5	20.8
Changes in noncurrent assets	19.6	(21.4)
Changes in noncurrent liabilities	(34.7)	(37.5)
Net cash flows from operating activities	423.2	298.1
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Common stock issuance	124.9	-
Long-term debt	171.4	16.4
Stock option exercises	0.8	5.2
Requirements for:
Dividends on common stock	(102.6)	(96.4)
Retirement of long-term debt	(104.9)	(23.9)
Other financing activities	-	(0.8)
Net change in short-term borrowings	(37.8)	92.2
Net cash flows from financing activities	51.8	(7.3)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.2	12.7
Other collections	6.4	38.0
Requirements for:
Capital expenditures, excluding AFUDC equity	(391.0)	(334.5)
Unconsolidated affiliate investments	(0.6)	(17.5)
Other investments	(17.4)	(1.7)
Net cash flows from investing activities	(402.4)	(303.0)
Net change in cash & cash equivalents	72.6	(12.2)
Cash & cash equivalents at beginning of period	20.6	32.8
Cash & cash equivalents at end of period	$93.2	$20.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2008	2007	2008	2007

REPORTED EARNINGS:
Utility Group	$30.7	$36.9	$111.1	$106.5

Non-utility Group
Energy Marketing and Services	5.6	6.7	18.0	22.3
Coal Mining	(3.0)	(0.7)	(4.6)	2.0
Energy Infrastructure Services	5.9	2.8	11.4	9.4
Other Businesses	(1.7)	0.1	-	0.3
Commercial Real Estate Impairment Charge	-	-	(5.9)	-
Total Non-utility Operations	6.8	8.9	18.9	34.0

Corporate and Other	(0.4)	(0.6)	(1.0)	(0.4)

Sub-Total Operations	37.1	45.2	129.0	140.1

Synfuels-related	-	(5.3)	-	3.0

Vectren Consolidated	$37.1	$39.9	$129.0	$143.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2008	2007	2008	2007

GAS OPERATING REVENUES (Millions):

Residential	$295.5	$259.9	$958.9	$851.1
Commercial	114.1	99.2	392.7	339.9
Industrial	18.9	17.8	68.8	64.7
Other Revenue	1.8	2.5	12.3	13.7
	$430.3	$379.4	$1,432.7	$1,269.4

GAS MARGIN (Millions):

Residential	$89.5	$83.6	$292.2	$275.1
Commercial	27.7	25.7	92.9	85.8
Industrial	14.2	13.5	52.2	48.7
Other	1.8	1.4	12.3	12.6
	$133.2	$124.2	$449.6	$422.2

GAS SOLD & TRANSPORTED (MMDth):

Residential	26.5	23.3	79.2	75.0
Commercial	11.7	10.0	35.6	33.4
Industrial	24.0	23.7	91.5	86.2
	62.2	57.0	206.3	194.6

AVERAGE GAS CUSTOMERS

Residential	904,163	904,922	901,131	901,173
Commercial	84,107	84,263	83,940	83,934
Industrial	1,622	1,609	1,614	1,610
	989,892	990,794	986,685	986,717

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	105%	91%	102%	94%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2008	2007	2008	2007

ELECTRIC OPERATING REVENUES (Millions):

Residential	$37.2	$37.5	$171.0	$161.3
Commercial	30.7	30.6	127.1	115.1
Industrial	33.1	37.0	150.5	142.8
Municipals	-	3.2	1.0	21.4
Other Revenue	2.8	2.6	7.7	8.2
Total Retail	103.8	110.9	457.3	448.8
Net Wholesale Revenues	18.1	15.4	66.9	39.1
	$121.9	$126.3	$524.2	$487.9

ELECTRIC MARGIN (Millions):

Residential	$28.8	$28.3	$129.0	$119.6
Commercial	22.0	21.3	89.6	79.0
Industrial	18.4	21.0	82.9	78.3
Municipals	-	0.1	-	7.4
Other	2.7	2.5	7.3	7.9
Total Retail	71.9	73.2	308.8	292.2
Net Wholesale Margin	10.3	7.8	32.5	20.9
	$82.2	$81.0	$341.3	$313.1

ELECTRICITY SOLD (GWh):

Residential	331.4	340.2	1,513.8	1,630.5
Commercial	323.5	345.0	1,336.7	1,412.4
Industrial	549.6	596.1	2,409.1	2,538.5
Municipals	-	146.8	44.3	616.2
Other Sales - Street Lighting	5.5	4.8	19.5	18.9
Total Retail	1,210.0	1,432.9	5,323.4	6,216.5
Wholesale	401.5	377.2	1,512.9	921.3
	1,611.5	1,810.1	6,836.3	7,137.8

AVERAGE ELECTRIC CUSTOMERS

Residential	122,576	122,412	122,522	122,162
Commercial	18,385	18,465	18,422	18,474
Industrial	103	107	103	109
Other	34	38	34	37
	141,098	141,022	141,081	140,782

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)			100%	133%
Heating Degree Days (Indiana)	104%	89%	102%	90%